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                                                                   EXHIBIT 99.02

                                                                          Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:               $ 1,097,531,558.70
Beginning of the Month Finance Charge Receivables:          $    56,711,481.18
Beginning of the Month Discounted Receivables:              $             0.00
Beginning of the Month Total Receivables:                   $ 1,154,243,039.88

Removed Principal Receivables:                              $             0.00
Removed Finance Charge Receivables:                         $             0.00
Removed Total Receivables:                                  $             0.00

Additional Principal Receivables:                           $             0.00
Additional Finance Charge Receivables:                      $             0.00
Additional Total Receivables:                               $             0.00

Discounted Receivables Generated this Period:               $             0.00

End of the Month Principal Receivables:                     $ 1,089,754,167.03
End of the Month Finance Charge Receivables:                $    55,569,062.66
End of the Month Discounted Receivables:                    $             0.00
End of the Month Total Receivables:                         $ 1,145,323,229.69

Special Funding Account Balance                             $             0.00
Aggregate Invested Amount (all Master Trust Series)         $   172,687,500.00
End of the Month Seller Amount                              $   917,066,667.03
End of the Month Seller Percentage                                       84.15%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES

       30-59 Days Delinquent                                $    23,118,183.38
       60-89 Days Delinquent                                $    15,593,144.69
       90+ Days Delinquent                                  $    32,976,252.30
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                                                                          Page 2

       Total 30+ Days Delinquent                            $    71,687,580.37
       Delinquent Percentage                                              6.26%

Defaulted Accounts During the Month                         $     9,958,614.89
Annualized Default Percentage                                            10.89%

Principal Collections                                           133,796,834.38
Principal Payment Rate                                                   12.19%

Total Payment Rate                                                       13.14%

INVESTED AMOUNTS

       Class A Initial Invested Amount                      $   230,000,000.00
       Class B Initial Invested Amount                      $    20,000,000.00

INITIAL INVESTED AMOUNT                                     $   250,000,000.00

       Class A Invested Amount                              $             0.00
       Class B Invested Amount                              $    28,000,000.00

INVESTED AMOUNT                                             $    28,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            2.55%
PRINCIPAL ALLOCATION PERCENTAGE                                          31.89%

MONTHLY SERVICING FEE                                       $        35,000.00

INVESTOR DEFAULT AMOUNT                                     $       254,064.19

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               0.00%

       Class A Finance Charge Collections                   $             0.00
       Other Amounts                                        $             0.00
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                                                                          Page 3

TOTAL CLASS A AVAILABLE FUNDS                               $             0.00

       Class A Monthly Interest                             $             0.00
       Class A Servicing Fee                                $             0.00
       Class A Investor Default Amount                      $             0.00

TOTAL CLASS A EXCESS SPREAD                                 $             0.00

REQUIRED AMOUNT                                             $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                             100.00%

       Class B Finance Charge Collections                   $       491,126.92
       Other Amounts                                        $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       491,126.92

       Class B Monthly Interest                             $       167,391.39
       Class B Servicing Fee                                $        35,000.00

TOTAL CLASS B EXCESS SPREAD                                 $       288,735.53

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                         $       288,735.53

       Excess Spread Applied to Required Amount             $             0.00

       Excess Spread Applied to Class A Investor            $             0.00
       Charge Offs

       Excess Spread Applied to Class B Items               $       254,064.19

       Excess Spread Applied to Class B Investor            $             0.00
       Charge Offs
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                                                                          Page 4

       Excess Spread Applied to Monthly Cash                $             0.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral             $             0.00
       Account

       Excess Spread Applied to other amounts owed          $             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                 $        34,671.34

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                           $       567,208.49

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO              $             0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to         $             0.00
       Required Amount

       Excess Finance Charge Collections Applied to         $             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to         $             0.00
       Class B Items

       Excess Finance Charge Collections Applied to         $             0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to         $             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to         $             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to         $             0.00
       other amounts owed Cash Collateral Depositor
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                                                                          Page 5

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          8.94%
       Base Rate (Prior Month)                                            6.33%
       Base Rate (Two Months Ago)                                         6.73%

THREE MONTH AVERAGE BASE RATE                                             7.33%

       Portfolio Yield (Current Month)                                   10.16%
       Portfolio Yield (Prior Month)                                     11.63%
       Portfolio Yield (Two Months Ago)                                  15.11%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.30%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                        $    39,254,016.38

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                        $     3,413,392.72

TOTAL PRINCIPAL COLLECTIONS                                 $    42,667,409.10

INVESTOR DEFAULT AMOUNT                                     $       254,064.19

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER           $             0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                       $             0.00
       Deficit Controlled Amortization Amount               $             0.00

CONTROLLED DISTRIBUTION AMOUNT                              $             0.00
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                                                                          Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                       $    14,000,000.00
       Deficit Controlled Amortization Amount               $             0.00

CONTROLLED DISTRIBUTION AMOUNT                              $    14,000,000.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                   $    28,921,473.29
PRINCIPAL SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                $             0.00

CLASS B INVESTOR CHARGE OFFS                                $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                     $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                     $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                      $     3,500,000.00
       Available Cash Collateral Amount                     $     3,500,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                   $             0.00
       Class B Interest Rate Cap Payments                   $             0.00

TOTAL DRAW AMOUNT                                           $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                             $             0.00

                                         First USA Bank, National Association,
                                         as Servicer


                                         By: /s/ Tracie Klein
                                             ------------------------------
                                                 Tracie H. Klein
                                                 First Vice President